Exhibit 99.1

Pack Pharmaceuticals, LLC

Financial Report
with Additional Information
December 31, 2013

Pack Pharmaceuticals, LLC

Contents

Report Letter	1

Financial Statements

Balance Sheet	2

Statement of Operations	3

Statement of Members’ Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6-10

Additional Information	11

Report Letter	12

Schedule of General and Administrative Expenses	13

Plante & Moran, PLLC
10 South Riverside Plaza
9th Floor
Chicago, IL 60606
Tel: 312.207.1040
Fax: 312.207.1066
plantemoran.com

Independent Auditor’s Report

To the Members
Pack Pharmaceuticals, LLC

We have audited the accompanying financial statements of Pack Pharmaceuticals, LLC (the “Company”), which comprise the balance sheet as of December 31, 2013 and the related statements of operations, members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pack Pharmaceuticals, LLC as of December 31, 2013 and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

April 7, 2014

1

Pack Pharmaceuticals, LLC

Balance Sheet
December 31, 2013

Assets

Current Assets
Cash and cash equivalents	$3,238,110
Accounts receivable:
Trade	9,371,882
Commissions	627,374
Inventory	5,363,698
Prepaid expenses	359,620

Total current assets	18,960,684

Property and Equipment - Net	348,180

Total assets	$19,308,864
Liabilities and Members’ Equity
Current Liabilities
Banker’s acceptances	$3,150,890
Accounts payable	2,861,697
Profit splits	3,385,046
Accrued returns	1,921,443
Accrued expenses	1,009,827
Distributions payable	1,601,927

Total current liabilities	13,930,830

Noncurrent Liabilities - Deferred rent	16,317

Members’ Equity	5,361,717

Total liabilities and members’ equity	$19,308,864

See Notes to Financial Statements.

2

Pack Pharmaceuticals, LLC

Statement of Operations
Year Ended December 31, 2013

		Percent of
		Net
	Amount	Revenue

Net Revenue	$45,872,391	100.0

Cost of Goods Sold	27,151,918	59.2

Gross Profit	18,720,473	40.8

Operating Expenses - General and administrative	11,754,037	25.6

Operating Income	6,966,436	15.2

Nonoperating Income	254	-

Net Income	$6,966,690	15.2

See Notes to Financial Statements.

3

Pack Pharmaceuticals, LLC
Statement of Members’ Equity
Year Ended December 31, 2013

Balance - January 1, 2013	$5,984,348

Net income	6,966,690

Distributions	(7,589,321)

Balance - December 31, 2013	$5,361,717

See Notes to Financial Statements.

4

Pack Pharmaceuticals, LLC
Statement of Cash Flows
Year Ended December 31, 2013

Cash Flows from Operating Activities
Net income	$6,966,690
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	142,235
Deferred rent	(44,252)
Changes in operating assets and liabilities which (used) provided cash:
Accounts receivable	(3,174,434)
Inventory	1,087,251
Prepaid expenses	(102,420)
Banker’s acceptances	(738,559)
Accounts payable	434,825
Profit splits	2,271,079
Accrued returns	703,762
Accrued expenses	729,662

Net cash provided by operating activities	8,275,839

Cash Flows from Investing Activities - Purchase of property and equipment	(89,855)

Cash Flows from Financing Activities - Distributions to members	(6,457,354)

Net Increase in Cash and Cash Equivalents	1,728,630

Cash and Cash Equivalents - Beginning of year	1,509,480

Cash and Cash Equivalents - End of year	$3,238,110

See Notes to Financial Statements.

5

Pack Pharmaceuticals, LLC
Notes to Financial Statements
December 31, 2013

Note 1 - Nature of Business and Significant Accounting Policies

Pack Pharmaceuticals, LLC (the “Company”) is engaged in the distribution of generic pharmaceutical products to customers located predominately in the United States and its territories.

Cash Equivalents - The Company considers all investments with an original maturity of three months or less when purchased to be cash equivalents.

Trade Accounts Receivable - Accounts receivable are stated at net invoice amounts. An allowance for doubtful accounts is established based on a specific assessment of all invoices that remain unpaid following normal customer payment periods. In addition, a general valuation allowance is established for other accounts receivable based on historical loss experience.  All amounts deemed to be uncollectible are charged against the allowance for doubtful accounts in the period that determination is made. Management considers all accounts receivable collectible and therefore, an allowance for doubtful accounts has not been recorded at December 31, 2013.

Research and Development - Research and development expenditures of $1,748,208 in 2013 were charged to expense as incurred.

Inventory - Inventory is stated at the lower of cost or market, with cost determined on the first-in, first-out (FIFO) method.

Property and Equipment - Property and equipment are recorded at cost. Both straight-line and accelerated methods are used for computing depreciation and amortization.  Assets are depreciated over their estimated useful lives.  Amortization of leasehold improvements is computed using the straight-line method over the term of the lease.

Revenue Recognition - Revenue is recognized when products are shipped, which is typically when the title and risks and rewards of ownership transfer to the customer, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists, and the sale price is fixed or determinable.  Commission revenue is recognized based upon a percentage of the net sales from the sales of certain pharmaceutical products.

Revenues from product sales are recorded net of provisions for estimated chargebacks, rebates, returns, and payment discounts on the date of sale.  Provisions for chargebacks, rebates, and discounts are recorded as a reduction of trade accounts receivable. Calculations for these deductions are based on the specific terms in the individual customer agreements. The allowance for chargebacks is based upon contractual obligations in place at the time of sale.

6

Pack Pharmaceuticals, LLC
Notes to Financial Statements
December 31, 2013

Note 1 - Nature of Business and Significant Accounting Policies (Continued)

Based upon its contracts with certain suppliers, the Company is required to repay a portion of its profits from the sales of certain pharmaceutical products back to its suppliers, which are accounted for as profit splits. Total profit splits amounted to $7,484,966 for the year ended December 31, 2013 and are included in cost of goods sold.

Accounting principles generally accepted in the United States of America provide guidance to enable companies to determine whether revenue received from the reselling of goods should be recorded on a “gross” or “net” basis. The Company believes that the facts and circumstances of its pharmaceutical sales, particularly those involving credit risks, indicate that the Company’s pharmaceutical sales should be recorded on a “gross” basis. The latitude and ability of the Company to establish the selling price, the assumption of the credit risk on the sales, and the obligation to pay for the inventory purchased are significant indicators of “gross” revenue reporting. The Company has the responsibility to pay suppliers for all products ordered, regardless of when, or if, it collects from its customers. The Company is also solely responsible for determining the creditworthiness of its customers.

Banker’s Acceptances - In the normal course of business, the Company issues banker’s acceptances through its bank to certain vendors for the purchase of goods. Once these banker’s acceptances have been drawn on by the vendors, the Company is liable to the bank for the amount of the original vendor invoice.

Accrued Returns - The Company is required to repurchase expired inventory from its customers. Given the nature of the industry, the Company estimates that approximately 2 percent of sales will eventually be returned and has provided a reserve for the expected future payments.

Distributions - The Company is a limited liability company, with its taxable income flowing through to its members’ individual income tax returns. As such, it is the Company’s policy to pay distributions to its members for the amount of estimated federal and state income taxes that they will have to pay due to inclusion of their allocated share of the Company’s taxable income in their individual income tax returns.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

7

Pack Pharmaceuticals, LLC
Notes to Financial Statements
December 31, 2013

Note 1 - Nature of Business and Significant Accounting Policies (Continued)

Shipping and Handling Costs - The Company records shipping and handling costs for the delivery of finished goods in operating expenses in the statement of operations. Total shipping and handling costs for the year ended December 31, 2013 were $827,431.

Credit Risk, Major Customers, and Suppliers - For the year ended December 31, 2013 sales to two customers individually amounted to over 10 percent of total sales. The amount of revenue was $15,543,916 for the year ended December 31, 2013. The aggregate receivable balances from these customers amounted to $4,194,187 as of December 31, 2013.

For the year ended December 31, 2013, purchases from two vendors amounted to over 10 percent of total purchases. The amount of purchases was $19,382,622 for the year ended December 31, 2013. The aggregate payable balances due to these vendors amounted to $5,318,586 as of December 31, 2013.

Income Taxes - The Company is treated as a partnership for federal income tax purposes.  Consequently, federal income taxes are not payable or provided for by the Company.  Members are taxed individually on their pro-rata ownership share of the Company’s earnings. The Company’s net income or loss is allocated among the members in accordance with the Company’s operating agreement.

The Company would account for any potential interest or penalties related to possible future liabilities for unrecognized income tax benefits as general and administrative expense. The Company is no longer subject to examination by tax authorities for federal, state, or local income taxes for periods before 2010.

Subsequent Events - The financial statements and related disclosures include evaluation of events up through and including April 7, 2014 , which is the date the financial statements were available to be issued.

8

Pack Pharmaceuticals, LLC
Notes to Financial Statements December 31, 2013

Note 2 - Property and Equipment

Property and equipment are summarized as follows:

		Depreciable
	Amount	Life - Years

Furniture and fixtures	$128,868	5-7
Computer equipment	479,995	3-5
Leasehold improvements	107,794	3

Total cost	716,657

Accumulated depreciation	368,477

Net property and equipment	$348,180

Note 3 - Line of Credit

Under a line of credit and security agreement with a bank, the Company has available borrowings of approximately $5,500,000.  Borrowings are limited to formulas based on accounts receivable, inventory, and the cash balance of the reserve account. The borrowing base is then reduced for any outstanding banker’s acceptances and letters of credit, which amounted to $3,150,890 and $518,043, respectively, as of December 31, 2013. As of December 31, 2013, available borrowings under the agreement amounted to $1,831,067. Interest is payable monthly at the bank’s prime rate (3.25 percent as of December 31, 2013).  Borrowings are collateralized by substantially all of the assets of the Company.  The agreement matures in May 2014. It is management’s expectation that the agreement will be renewed or a similar agreement will be reached with a new bank.

Under the line of credit agreement with the bank, the Company is subject to various financial covenants, including maintaining a certain level of minimum tangible net worth. The Company was in compliance with this financial covenant as of December 31, 2013.

Note 4 - Operating Leases

The Company leases its office space in Buffalo Grove, Illinois under an operating lease expiring in May 2014, with an option to extend for three additional years. As an inducement to enter into the lease, the landlord completed build-outs of the space in 2011 and 2010. The total amount of this noncash build-out amounted to $18,666 in 2011 and $78,796 in 2010 and is accounted for as deferred rent. Rent expense totaled $96,200  for the year ended December 31, 2013.

9

Pack Pharmaceuticals, LLC
Notes to Financial Statements December 31, 2013

Note 4 - Operating Leases (Continued)

Future minimum annual commitments under operating leases are as follows:

Year Ending
December 31	Amount

2014	$43,740

Note 5 - Subsequent Events

On March 28, 2014, the members of the Company agreed to sell their membership interests to an unrelated third party.

10

Additional Information

11

Plante & Moran, PLLC
10 South Riverside Plaza
9th Floor
Chicago, IL 60606
Tel: 312.207.1040
Fax: 312.207.1066
plantemoran.com

Independent Auditor’s Report on Additional Information

To the Members
Pack Pharmaceuticals, LLC

We have audited the financial statements of Pack Pharmaceuticals, LLC as of and for the year ended December 31, 2013.  Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The schedule of general and administrative expenses is presented for the purpose of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

April 7, 2014

12

Pack Pharmaceuticals, LLC
Schedule of General and Administrative Expenses Year Ended December 31, 2013

		Percent of
		Net
	Amount	Revenue

Bank charges	$102,687	0.2
IT	163,333	0.4
Delivery and freight expenses	855,274	1.9
Depreciation and amortization	142,235	0.3
Dues and subscriptions	282,363	0.6
Employee benefits	392,992	0.9
Insurance - General	325,950	0.7
Licenses	38,603	-
Marketing	542,413	1.2
Meals and entertainment	91,542	0.2
Office	40,734	0.1
Officers’ compensation	1,080,000	2.4
Professional fees	758,611	1.7
Rent - Building	96,200	0.2
Research and development	1,748,208	3.8
Salaries and wages	3,122,576	6.8
Third-party logistics fees	1,453,677	3.2
Travel	416,912	0.9
Utilities	61,696	0.1
Vehicle	38,031	-

Total general and administrative expenses	$11,754,037	25.6

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